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                          SECURITIES AND EXCHANGE COMMISSION
                                Washington, D.C. 20549



                                       FORM 8-K
                                    Current Report
                       Pursuant to Section 13 or 15 (d) of the
                           Securities Exchange Act of 1934


                                     May 21, 1998

                            GRIFFIN LAND & NURSERIES, INC.
                  (Exact name of registrant as specified in charter)




DELAWARE                                0-29288             06-0868496
--------                                -------             ----------
(State or other jurisdiction            (Commission         (IRS Employer
   of incorporation)                    File Number)        Identification No.)


ONE ROCKEFELLER PLAZA, NEW YORK, NEW YORK                   10020
-----------------------------------------                   -----
(Address of principal executive offices)                    (Zip Code)


REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE          (212) 218-7910
                                                            --------------

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ITEM 5.        OTHER EVENTS

          Reference is made to the Registrant's May 26, 1998 Press Release (Exhibit A).



ITEM 7.        FINANCIAL STATEMENTS AND EXHIBITS

     (c)(1) Exhibit A: Registrant's May 26, 1998 Press Release (attached hereto).

        (2) Exhibit B: United States Bankruptcy Court Order Granting Debtor's Motion To Compromise Claims Against Culbro Corporation dated May 21, 1998 (attached hereto).







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                                      SIGNATURE



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   GRIFFIN LAND & NURSERIES, INC.


                                    /s/  Anthony J. Galici
                                   ---------------------------------------
                                                    Anthony J. Galici
                                              Vice President, Finance



Dated:    May 28, 1998




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                                                           EXHIBIT A




               GRIFFIN ANNOUNCES RESOLUTION OF THE ELI WITT CONTINGENCY

     NEW YORK, NEW YORK (MAY 26, 1998) Griffin Land & Nurseries, Inc. ("Griffin") announced today that the bankruptcy court has approved a motion whereby Griffin released all of its remaining claims against the Eli Witt Company ("Eli Witt") in exchange for the creditors of Eli Witt releasing Griffin from any liability in connection with the Chapter 11 filing by Eli Witt in 1996. The claims on Eli Witt that Griffin released had been fully reserved on Griffin's balance sheet in previous years, therefore there is no effect on Griffin's financial statements as a result of the current bankruptcy court ruling.

     Griffin operates landscape nursery and real estate businesses and has 25% equity investments in Centaur Communications, Ltd. and Linguaphone Group plc. Griffin's common stock is traded under the symbol "GRIF" on the Nasdaq National Market.






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                                                           EXHIBIT B

                            UNITED STATES BANKRUPTCY COURT
                              MIDDLE DISTRICT OF FLORIDA
                                    TAMPA DIVISION

In re                                        Chapter 11

THE ELI WITT COMPANY, INC.,                  Case No. 96-15441-8P1

               Debtor.

                     ORDER GRANTING DEBTOR'S MOTION TO COMPROMISE
                       CLAIMS OF AND AGAINST CULBRO CORPORATION


     THIS MATTER came before the Court for hearing on May 21, 1998 (the "Hearing"), on the motion, dated April 13, 1998 (the "Motion"), of The Eli Witt Company (the "Debtor") to compromise certain claims of and against Culbro Corporation ("Culbro"), which claims of Culbro are now held by Griffin Land & Nurseries, Inc. ("GLN"); and proper notice of the Motion and the Hearing having been given; and no party in interest having objected to the Motion; and it appearing that the proposed compromise is in the best interests of the Debtor, its estate and its creditors; and other sufficient cause appearing therefore, it is

     ORDERED, ADJUDGED and DECREED that the Motion be, and it hereby is, GRANTED in all respects; and it is further,

     ORDERED, ADJUDGED and DECREED that the Debtor, the estate of the Debtor, persons or entities claiming by, through or under the Debtor or the Debtor's estate (the "Releasors") shall, and hereby are deemed to, and do hereby release and discharge Culbro, GLN, and all of their successors, predecessors, affiliates, assigns, agents, attorneys, and professional advisors and Culbro's and GLN's present and former directors, officers, stockholders, owners, employees, partners and servants (collectively, the "Releasees") from all actions, causes of action, suits, debts, dues, sums of money, accounts reckonings, bonds, bills, specialties, covenants, contracts, controversies, agreements, promises, variances, trespasses, damages, judgments, extents, executions, claims (as defined in section 101 of the Bankruptcy Code), and demands whatsoever, in law, admiralty or equity, whether liquidated or unliquidated and whether fixed or

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contingent (collectively "Claims"), which against the Releasees, the Releasors,
Releasors' successors and assigns, and any entities affiliated with, or owned or controlled by Releasors, ever had, now have or hereafter can, shall or may have for, upon, or by reason of any matter, cause or thing whatsoever from the beginning of the world to the day of the date of this Order, including without limiting the generality of the foregoing, all Claims asserted, or that could have been asserted, under sections 544-550 of the Bankruptcy Code and any similar claims that arise under state law; and it is further

     ORDERED, ADJUDGED and DECREED that all Claims of Culbro, its successors, predecessors, affiliates, assigns, agents, attorneys, and professional advisors, including GLN (but excluding General Cigar Co., Inc.), be, and they hereby are, waived and discharged against the Debtor, its estate, and any successor in interest thereto, and shall not be entitled to any distribution from the Debtor or its estate.

     DONE and ENTERED at Tampa, Florida, this 21st day of May, 1998.

                              /s/  Alexander L. Paskay
                              -------------------------------------
                              ALEXANDER L. PASKAY
                              Chief Bankruptcy Judge